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                                                                    Exhibit 23




                      CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87694, 33-87696, 333-59917, 333-59925) of
Orleans Homebuilders, Inc. of our report dated September 14, 1998, appearing on page 21 of this Form 10-K.



Philadelphia, PA                               /s/ PricewaterhouseCoopers, LLP
September 25, 1998